SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported):  AUGUST 19, 1999
                        Commission File Number:  0-17020


                              SENSAR CORPORATION
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                  NEVADA                            87-0429944
      ------------------------------           -------------------
     (State or other jurisdiction of              (IRS Employer
      incorporation or organization)           Identification No.)


       50 WEST BROADWAY, SUITE 501
           SALT LAKE CITY, UTAH                       84101
      ------------------------------           -------------------
     (Address of Principal Executive Offices)
                (Zip Code)

              Registrant's Telephone Number, Including Area Code:
                                (801) 350-0587



                                    N/A
      ---------------------------------------------------------------------
     (Former name, former address, and formal fiscal year, if changed since last report)

                         ITEM 2.  DISPOSITION OF ASSETS


     On August 19, 1999, Sensar Corporation (the "Company") completed the sale of its technology, intellectual property, inventory, and personal property assets relating to its Jaguar Mass Spectrometer product ("Jaguar"). Jaguar was primarily held by the Company's wholly-owned subsidiary, Sensar Instruments, Inc. The sale was made to LECO Corporation, a privately-held Michigan corporation engaged in the scientific instrument business ("LECO"), on terms negotiated between the parties at arms' length.

     The Company received cash of $1,550,000 at closing and a promissory note due August 19, 2000, that has been recorded on the Company's financial statements at $980,000. However, the Company was required to pay a substantial amount in order to close the transaction as set forth in more detail below.

     The Company assigned, and LECO assumed, the rights and obligations under the Intellectual Property License Agreement with Brigham Young University, the consulting arrangement with Milton L. Lee, the Employment Agreement with Edgar
D. Lee, the short-term facilities sharing arrangement with PCB Group, Inc. (the purchaser of the real property formerly owned by the Company), and the Distribution Agreement with Seiko EG&G Company, Ltd. LECO also assumed the standard warranty work for the Jaguar instruments sold to date and open purchase orders of the Company with respect to inventory on order for the Jaguar product. The Company paid at closing or retained and will pay all other accounts payable and accrued liabilities. The Company remains contingently liable for obligations arising out of the operation of the Jaguar Assets prior to the closing and for the obligations under the short-term sharing arrangement with PCB Group, Inc.

     As a condition to the sale of Jaguar, the Company negotiated the termination of its joint agreement with JEOL USA, Inc. ("JEOL"). The Company used a portion of the proceeds from the sale of Jaguar to pay a termination fee to JEOL of $350,000. Also in connection with the sale, the Company negotiated a termination of its relationship with Brigham Young University ("BYU") in
exchange for a payment of $200,000.   The Company excluded from the sale of
Jaguar the cash proceeds of a settlement and sublicense agreement for a portion of the technology underlying Jaguar instruments it had previously entered into with another party.

     As previously announced, the Company intended to use the funds available to it that were not required in the operation of its analytical instruments business to invest or participate in other companies. However, the Company did not intend for participations in other entities to be its principal business and, with the completion of the sale of Jaguar, the Company is now primarily focused on the identification and negotiation of the acquisition of an operating business. It is anticipated that such acquisition may require all or significantly all of the available resources of the Company.


                   ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

PRO FORMA FINANCIAL INFORMATION

     The following unaudited pro forma consolidated balance sheet as of June 30, 1999, estimates the pro forma effect on the Company's financial position of:
(i) the completion of the sale of the Jaguar Assets, including the termination of the JEOL arrangement and the termination of the BYU relationship; (ii) the collection of the proceeds of a settlement and sublicense agreement in August 1999; (iii) the completion of the sale of the real property to PCB Group, Inc. ("PCB"), in July 1999; (iv) the completion of the sale of the ANOMS technology to Lochard Pty, Ltd. (Lochard), in August 1999; and (v) the investment in Durect Corporation, all as if these transactions had been consummated on June 30, 1999. The following unaudited pro forma consolidated statements of operations for the six months ended June 30, 1999, and for the year ended December 31, 1998, estimate the pro forma effects of these transactions on the Company's results of operations as if these transactions had occurred at the beginning of each of the respective periods. The pro forma adjustments are described in the accompanying notes and are based upon available information and certain assumptions that the Company believes are reasonable. The following unaudited pro forma consolidated financial statements also include the pro forma effects of the sale of the acoustics product line to PCB that was completed on March 31, 1999 (for which pro forma financial information is included in the Company's report on Form 10-K for the year ended December 31, 1998), and the sale or discontinuance of certain other products or technologies consummated prior June 30, 1999 (to the extent not already reflected in the Company's consolidated historical financial statements), on the Company's results of operations for the six months ended June 30, 1999, and for the year ended December 31, 1998. The pro forma information may not be indicative of the results of operations and financial position of the Company, as it may be in the future or as it might have been had the transactions been consummated on the respective dates assumed. The pro forma information is included for comparative purposes and should be read in conjunction with the Company's consolidated financial statements and related notes and in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in the Company's report on Form 10-Q for the three months and six months ended June 30, 1999, and included in the Company's report on Form 10-K for the year ended December 31, 1998.

     The sale of the real property to PCB was originally intended to be included in the sale of the acoustics product line to PCB in March 1999. However, the real property was excluded from this sale in order to address certain zoning and encroachment concerns. On resolution of these matters, the real property part of this transaction was closed in July 1999. The Company received the purchase price of $1,400,000 and paid an underlying mortgage and closing costs of approximately $732,000, resulting in net cash proceeds of approximately $668,000.

     In 1995, the Company licensed, on an exclusive basis, its ANOMS software to Harris, Miller, Miller & Hanson, Inc. ("HMMH"), for use in airport noise monitoring systems. Lochard, a privately-held Australian company, entered into an agreement to acquire the airport noise monitoring business from HMMH. In conjunction with this agreement, Lochard acquired the Company's remaining interest in the software for unconditional payments totaling $200,000 and future contingent payments based on the subsequent performance of the business. This transaction closed August 13, 1999.

                      SENSAR CORPORATION AND SUBSIDIARIES
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                 JUNE 30, 1999

                                  Historical      Pro forma           Pro forma
                                 Consolidated    Adjustments        Consolidated
                                -------------    -----------        ------------
ASSETS

Current assets:
   Cash and cash equivalents     $  1,601,344    $  1,550,000 (a1)    $ 3,391,267
                                                     (789,840)(a1)
                                                      490,000 (a2)
                                                      (25,000)(a3)

                                                      668,431 (b)
                                                      146,332
                                                     (250,000)(d)

   Notes receivable                   628,656         980,000 (a1)      1,758,656
                                                      150,000

   Other current assets                14,879                              14,879

   Net assets of discontinued       1,742,151      (1,090,488)(a1)              -
   operations
                                                     (490,000)(a2)
                                                      (65,331)(b)

                                                      (96,332)(c)
                                   ----------      ----------        ------------

      Total current assets          3,987,030       1,177,772           5,164,802


   Property and equipment, net

   of accumulated
   depreciation                         6,123                               6,123

Investments in affiliates             150,000         250,000 (d)         400,000
                                   ----------      ----------        ------------

                                 $  4,143,153    $  1,427,772         $ 5,570,925
                                   ==========      ==========        ============

LIABILITIES AND STOCKHOLDERS'
EQUITY

Current liabilities:
   Accounts payable              $    101,875    $                    $   101,875
   Accrued liabilities                 25,878                              25,878
                                   ----------      ----------        ------------
     Total current liabilities        127,753                             127,753

Deferred gain                         200,000                             200,000
                                   ----------      ----------        ------------

     Total liabilities and
       deferred gain                  327,753                             327,753
                                   ----------      ----------        ------------

Commitments and contingencies               -                                   -



Stockholders' equity:


   Common stock, $0.001 par
     value; authorized
     290,000,000 shares;

     issued and outstanding
     2,911,323 shares at June
     30, 1999                           2,911                               2,911

Additional paid-in capital         29,381,599                          29,381,599

Accumulated deficit               (25,415,110)        649,672 (a1)    (23,987,338)
                                                      (25,000)(a3)
                                                      603,100 (b)
                                                      200,000 (c)

Notes receivable from sale of
 stock                               (154,000)                           (154,000)
                                   ----------      ----------        ------------
     Total stockholders'            3,815,400       1,427,772           5,243,172
      equity

                                   $4,143,153      $1,427,772         $ 5,570,925
                                   ==========      ==========         ===========






See accompanying notes to unaudited pro forma consolidated financial
information.                                                                  9

                      SENSAR CORPORATION AND SUBSIDIARIES
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 1999

                                      Historical       Pro forma        Pro forma
                                     Consolidated     Adjustments      Consolidated
                                    -------------     -----------      ------------
Net sales                            $         -      $                $         -
                                     -----------      -----------      -----------

Costs and operating expenses:
   General and administrative            211,045                           211,045
   Compensation charge for stock
    option grants                        717,328                           717,328
   Unusual charges                        32,860                            32,860
                                     -----------      -----------      -----------
                                         961,233                           961,233
                                     -----------      -----------      -----------

Operating loss                          (961,233)                         (961,233)
                                     -----------      -----------      -----------
Other income (expense):

   Interest income                        29,624                            29,624
   Other, net                            (21,665)                          (21,665)
                                     -----------      -----------      -----------
                                           7,959                             7,959
                                     -----------      -----------      -----------

Loss from continuing operations      $  (953,274)     $         -      $  (953,274)
                                     ===========      ===========      ===========




Loss per common share:
   Basic and diluted                 $     (0.33)    $                 $     (0.33)

Weighted average common and
 common Equivalent shares:
   Basic and diluted                   2,838,624                         2,838,624


See accompanying notes to unaudited pro forma consolidated financial information.

                      SENSAR CORPORATION AND SUBSIDIARIES
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1998





                                     Historical        Pro forma           Pro forma
                                    Consolidated      Adjustments        Consolidated
                                   -------------      -----------        ------------
Net sales                            $ 8,729,192     $ (8,729,192) (e)   $         -
                                     -----------      -----------        -----------

Costs and operating expenses:
   Cost of sales                       5,241,186       (5,241,186) (e)             -
   Research and development            2,919,945       (2,919,945) (e)             -
   Selling, general, and
    administrative                     4,055,188       (3,346,298) (e)       708,890
   Non-recurring and unusual           3,436,733       (2,786,784) (e)       649,949
    charges
                                     -----------      -----------        -----------
                                      15,653,052      (14,294,213)         1,358,839


Operating loss                        (6,923,860)       5,565,021         (1,358,839)
                                     -----------      -----------        -----------

Other income (expense):

   Interest income                       137,814                             137,814
   Interest expense                     (132,388)         132,388  (e)             -
   Other, net                             (5,010)           5,010                  -
                                     -----------      -----------        -----------

                                             416          137,398            137,814
                                     -----------      -----------        -----------



Loss from continuing operations      $(6,923,444)     $ 5,702,419       $(1,221,025)
                                     ===========      ===========       ===========


Loss per common share:
   Basic and diluted                 $     (3.26)                       $     (1.01)

Weighted average common and
 common Equivalent shares:
   Basic and diluted                   2,536,732                          2,536,732





See accompanying notes to unaudited pro forma consolidated financial
information.                                                                 14


        NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

(a) The unaudited pro forma consolidated balance sheet gives effect to (1) the sale of assets to LECO of the Company's Jaguar product line and assumption of certain related liabilities as though the sale had occurred on June 30, 1999;
(2) payments and collections related to the Jaguar product line for the termination of certain arrangements with JEOL and BYU; (3) the payment of existing liabilities associated with this product line; (4) estimated other expenses associated with the sale; and (5) collection of amounts due under a settlement and sublicensing agreement.

(a1) Proceeds, liabilities assumed and paid, assets sold, and resultant gain from the sale of the assets are as follows:

                                                Gain on Sale     Net Proceeds
Consideration received                         -------------    -------------
   Cash                                         $  1,550,000    $   1,550,000

   Note receivable:
      Non-interest bearing
        balance                   $1,070,000

      Less imputed interest
        and credit                  (90,000)         980,000          980,000
                                   --------        ---------       ----------

Received at closing                                2,530,000        2,530,000

Liabilities assumed                                   60,510


Obligations paid from
proceeds:
        JEOL and BYU                                (488,235)        (550,000)

      Other accounts payable
        and accrued
        liabilities paid
        from proceeds                                      -         (239,840)
                                                   ---------       ----------

Total                                              2,102,275        $1,740,160
                                                                   ===========


Historical cost of Jaguar

 Assets                                            1,452,603
                                                  ----------

Gain on sale of Jaguar Assets                     $  649,672
                                                  ==========

                                                                            16



The Company has not provided pro forma income taxes on the gain on sale of these assets because of the availability of sufficient net operating loss carryforwards to absorb the gain.

(a2) Proceeds from an earlier settlement and subleasing agreement with respect to the Jaguar technology, less estimated remaining expenses to be paid, all of which were excluded from the sale of Jaguar, is $490,000.

(a3) Estimated expenses of the disposition of the Jaguar product line are $25,000, principally consisting of legal expenses.

(b) The unaudited pro forma consolidated balance sheet gives effect to the sale of the real property to PCB that closed in July 1999. Proceeds, assets sold, associated expenses, and resultant gain from the sale are as follows:

     Sales proceeds                          $1,400,000

     Historical cost of assets sold            (715,138)

     Expenses of the sale                       (81,762)
                                             ----------

     Gain on sale                            $  603,100
                                             ==========


Net proceeds of the sale are as
follows:

     Sales proceeds                          $1,400,000

     Payoff of underlying mortgage and         (691,339)
      accrued interest

     Closing costs and expenses                 (40,230)
                                             ----------

     Net proceeds from closing               $  668,431
                                             ==========

                                                                          18


(c) The unaudited pro forma consolidated balance sheet gives effect to the sale of the ANOMS software to Lochard for $200,000, payable $50,000 upon closing and the balance of $150,000 at various times in the near future. Future contingent payments based on the subsequent performance of the business may total $220,000, but have not been included in the pro forma financial statements. In connection with the licensing arrangement with HMMH, the Company also received $96,332 in payment of accrued royalties.

(d) The unaudited pro forma consolidated balance sheet gives effect to the investment of $250,000 in Durect Corporation, a pioneer in drug therapy treatments.

(e) As described herein, the Company sold its Jaguar product line and ANOMS technology in August 1999 and its acoustic and vibration product lines in March 1999. Additionally, the Company has abandoned its CrossCheck technology and returned it to BYU. During 1998, the Company discontinued the sale of the TOF2000 mass spectrometer, sold its supercritical fluid chromatography (SFC) technology, and discontinued development of a particle analysis mass spectrometer. Consequently, the Company has now sold or discontinued all product lines within its sole operating segment of analytical instrumentation. The unaudited pro forma consolidated statement of operations for the year ended December 31, 1998, give effect to these sales and discontinuances as though each had occurred on January 1, 1998. These pro forma adjustments eliminate the historical results of operations for the Company's various analytical instrumentation product lines. Remaining costs and expenses after pro forma adjustments are corporate expenses not associated with any product line. Non-recurring and unusual charges have been associated with their origin, namely, were either considered corporate level costs or were associated with the operation from which they originated.

No pro forma adjustments were required to the unaudited pro forma consolidated statements of operations for the six months ended June 30, 1999, because the historical consolidated statement of operations had previously been restated to reflect discontinued operations. The gain on sale of the assets is not included in the pro forma consolidated statements of operations.


     The following exhibits are included as part of this report:

           SEC
Exhibit  Reference
 Number    Number                   Title of Document
-------  ------------------         -----------------

Item 10  Material Contracts
---------------------------

 10.01       10                  Asset Purchase Agreement between Sensar
                                   Instruments, Inc., Sensar Corporation, and
                                   LECO Corporation, dated August 19, 1999


                                   SIGNATURES


     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  September 2, 1999          SENSAR CORPORATION


                                   By /s/ Howard S. Landa
                                      Howard S. Landa, Chairman of the Board
                                      (Chief Executive Officer and Principal
                                      Financial and Accounting Officer)